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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 3, 2004

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification No.)
155 Franklin Road, Suite 400 Brentwood, Tennessee 37027 (Address of principal executive offices) Registrant's telephone number, including area code: (615) 373-9600

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

        On December 3, 2004, Community Health Systems, Inc. (the "Company") issued a press release concerning the commencement of an offering of $250 million aggregate principal amount of senior subordinated notes in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 as if fully set forth herein.

ITEM 9.01.    Financial Statements and Exhibits

  Exhibit
  99.1 Text of press release dated December 3, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2004	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ WAYNE T. SMITH Wayne T. Smith Chairman of the Board, President and Chief Executive Officer (principal executive officer)
	By:	/s/ W. LARRY CASH W. Larry Cash Executive Vice President, Chief Financial Officer and Director (principal financial officer)

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SIGNATURES